UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 2, 2019
Date of Report (Date of earliest event reported)

PDS Biotechnology Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37568	26-4231384
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4000 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code          (800) 208-3343

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

 Explanatory Note

As disclosed under the section entitled “Introductory Note” on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2019 by PDS Biotechnology Corporation, a Delaware corporation (“PDS”), on March 15, 2019, PDS consummated the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, as amended, dated as of November 23, 2018 (the “Merger Agreement”), by and among Edge Therapeutics, Inc. (“Edge”), Echos Merger Sub, Inc. (“Merger Sub”) and privately held PDS Biotechnology Corporation (“Privately Held PDS”), pursuant to which Merger Sub merged with and into Privately Held PDS, with Privately Held PDS surviving as a wholly-owned subsidiary of Edge (the “Merger”).  Pursuant to the Merger Agreement, Edge changed its name to PDS Biotechnology Corporation and Privately Held PDS changed its name to PDS Operating Corporation.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 2, 2019, the Board of Directors of PDS (the “Board”) agreed that KPMG LLP (“KPMG”), PDS’s pre-Merger independent registered public accounting firm, will continue to serve as PDS’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  Accordingly, Haynie & Company (“Haynie”), the independent registered public accounting firm of Privately Held PDS was deemed to be dismissed effective upon the closing of the Merger.

None of the reports of Haynie on Privately Held PDS’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principle, except that each of Haynie’s audit reports included an explanatory paragraph as to Privately Held PDS’s ability to continue as a going concern.

During Privately Held PDS’s two most recent years ended December 31, 2018 and 2017, and the subsequent interim periods preceding their dismissal, there were (i) no disagreements with Haynie, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Haynie, would have caused them to make reference to the subject matter of the disagreement in connection with their report on Privately Held PDS’s financial statements and (ii) no reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this Current Report on Form 8-K, neither Privately Held PDS nor anyone on its behalf has previously consulted with KPMG regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Privately Held PDS’s financial statements, and neither a written report was provided nor oral advice was provided to Privately Held PDS that KPMG concluded was an important factor considered by Privately Held PDS in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

PDS provided Haynie with a copy of the disclosures it is making in this Current Report on Form 8-K and has requested that Haynie furnish it with a letter addressed to the SEC stating whether they agree with the above statements.  Haynie responded with a letter dated April 8, 2019, stating that Haynie agrees with the statements set forth above, a copy of which is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2019, the Board appointed Stephen Glover as a director, and as a member of the Board’s audit committee and compensation committee, effective as of the same date.

Mr. Glover is the co-founder and is currently the CEO of Variant Pharmaceuticals, Inc., a position he has held since March 2014.  Variant Pharmaceuticals is a privately held clinical stage orphan drug company leveraging advanced proprietary technologies to develop best-in-class drugs for patients with rare diseases.  Prior to joining Variant Pharmaceuticals, Mr. Glover was the President of Insmed Incorporated, a publicly traded biopharmaceutical company, the former co-founder and Chief Business Officer of Coherus BioSciences, Inc., a late-stage biologics platform company and the former Senior Vice President and General Manager at Andrx Laboratories and Andrx Therapeutics, Inc., divisions of Andrx Corporation.  Mr. Glover currently serves on the board of directors of InflamaCORE, LLC; Incon Co., Ltd., Tack Surgical LLC; and Asclepius Life Sciences Fund, L.P., all privately held companies.  Mr. Glover holds a B.S. in Marketing from Illinois State University.

The Board and the compensation committee of the Board are currently in the process of reviewing 2019 compensation for its executive officers and non-employee directors.

There are no arrangements or understandings between Mr. Glover and any other persons pursuant to which he was appointed as a director of PDS.  There are no family relationships between Mr. Glover and any of PDS’s directors, executive officers, or persons nominated or chosen by PDS to become a director or executive officer.  Mr. Glover is not a party to any current or proposed transaction with PDS for which disclosure is required under Item 404(a) of Regulation S-K.  The Board has determined that Mr. Glover is an independent director in accordance with applicable rules of the SEC and the Nasdaq Stock Market.

On April 2, 2019, the Board determined that Gregory Freitag, Stephen Glover and Sir Richard Sykes shall be Class A directors of PDS whose terms expire at the annual meeting of stockholders in 2019; (ii) James Loughlin and Andrew Saik shall be Class B directors of PDS whose terms expire at the annual meeting of stockholders in 2020; and (iii) Frank Bedu-Addo and De Lyle W. Bloomquist shall be Class C directors of PDS whose terms expire at the annual meeting of stockholders in 2021.

Item 8.01.	Other Events.

On April 8, 2019, PDS issued a press release announcing the appointment of Stephen Glover as a director.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter dated April 8, 2019 from Haynie & Company to the SEC.
99.1	Press release dated April 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS Biotechnology Corporation

Dated: April 8, 2019
	By:	/s/ Frank Bedu-Addo
	Name:	Frank Bedu-Addo
	Title:	President and Chief Executive Officer